UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood Street, 15th Floor, Dallas, Texas 75201

(Address of principal executive offices)

(214) 999-7552

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Update on Consumer Financial Protection Bureau Matter

As previously reported, on February 12, 2020, MoneyGram International, Inc. (the “Company”) received a Report of Examination (“ROE”) from the Consumer Financial Protection Bureau (“CFPB”) stating that previous findings from a 2019 exam were not remediated, and the matter would be referred to its Enforcement Unit. On March 18, 2020, the Company received a Civil Investigative Demand (“CID”) from the CFPB’s Enforcement Unit. On June 11, 2020, the Company provided a timely response to the ROE describing the remedial actions taken and that the findings have been substantially remediated. On August 21, 2020, the Company completed its production in response to the CID. On February 25, 2021, the CFPB provided the Company with a Notice and Opportunity to Respond and Advise (“NORA”) letter, documenting the CFPB’s intent to take legal action against the Company based on four alleged violations under the Remittance Rule, the Electronic Fund Transfer Act (the “EFTA”) and the Consumer Financial Protection Act (the “CFPA”). The Company provided the CFPB with its written response to the NORA letter on March 17, 2021. Over the past several months, the Company and the CFPB engaged in negotiations regarding a potential settlement agreement but were ultimately unable to reach an agreed resolution on this matter.

On April 21, 2022, the CFPB and the New York State Office of the Attorney General filed a complaint (the “Complaint”) in the United States District Court for the Southern District of New York against the Company and MoneyGram Payment Systems, Inc., a wholly owned subsidiary of the Company. The Complaint alleges seven counts of violations under the Remittance Rule, the CFPA, the EFTA and New York Executive Law § 63(12), and seeks injunctive relief, restitution, unspecified damages, civil money penalties and costs. The Company believes the case is without merit and intends to vigorously defend this matter.

Update on Merger Timeline

As previously disclosed, on February 14, 2022, the Company entered into an Agreement and Plan of Merger by and among the Company, Mobius Parent Corp., a Delaware corporation (“Parent”) and an affiliate of Madison Dearborn Partners, LLC (“Madison Dearborn”), and Mobius Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent. The Company and Madison Dearborn continue to work together to complete closing conditions and the Company continues to anticipate closing the transaction in the fourth quarter of 2022.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of the Company’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction or the debt financing may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval, including the receipt of money transmitter license approvals, that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Parent is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; changes in economic, business, competitive, technological and/or regulatory factors, or catastrophic events, including acts of terrorism, outbreak of war or hostilities (including the ongoing conflict in Ukraine), civil unrest, adverse climate or weather events and the COVID-19 pandemic or other public health emergencies; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

Date: April 22, 2022	By:	/s/ ROBERT L. VILLASEÑOR
Robert L. Villaseñor
General Counsel, Corporate Secretary and Chief Administrative Officer

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